SHARE PURCHASE AGREEMENT

This **SHARE PURCHASE AGREEMENT** (the "**Agreement**"), is made and entered into as of September 18, 2009 (the "**Effective Date**"), by and between **CHINACAST EDUCATION CORPORATION**, a company incorporated under the laws of the State of Delaware (the "**Company**") and each of the Investors set forth in **Exhibit A** attached hereto who execute this agreement (each, an **"Investor"** and collectively, the **"Investors"**), (each of the Company and the Investors shall be referred to as a "**Party**" and collectively, the "**Parties**").

In consideration of the premises herein made and on the terms and subject to the conditions herein set forth, the Parties agree as follows:

1. **PURCHASE AND SALE OF SHARES**

   1.1 **The Investment**. On the Effective Date, subject to the terms and conditions of this Agreement, the Company will issue and sell to each of the Investors and each of the Investors shall purchase from the Company, that number of shares of Common Stock of the Company, U.S.$ 0.0001 par value per share (the "**Common Stock**"), as set forth in **Exhibit A** opposite such Investor's name (the "**Shares**"), for the per share purchase price of SEVEN DOLLARS and 6.524 CENTS (US$[7.6524]) (the "**Per Share Purchase Price**"). On the Effective Date, the Purchase Price set forth in **Exhibit A** opposite such Investor's name shall be paid by such Investor by means of transfer of funds to the Company's bank account, the details of which are specified in **Exhibit A**.

   1.2 **Issuance of the Shares**. On the Effective Date, the Company shall, subject to the receipt from each of the Investors of the applicable Purchase Price as set forth in **Exhibit A** opposite such Investor's name, issue and register in the name of each such Investor the number of Shares that each such Investor is purchasing from the Company as set forth in **Exhibit A** opposite such Investor's name, and shall deliver to each Investor a share certificate representing the Shares so purchased by him as indicated on such Investor's signature page.

   1.3 **Use of Proceeds**. The Company undertakes to use the proceeds from the issuance of the Shares to the Investors (net of any legal expenses incurred by the Company in connection with this Agreement) for working capital and for such other uses as may be approved by the Company's Board of Directors from time to time.

2. **REPRESENTATIONS AND WARRANTIES OF THE COMPANY**.

   The Company represents and warrants to each of the Investors, and acknowledges that each such Investor is entering into this Agreement in reliance thereon, as follows:

   2.1 **No Conflict**. The execution and delivery of this Agreement will not (i) violate any law, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject; or (ii) conflict with, result in a breach of, constitute a default under, terminate, modify, or cancel, or require any

notice under any agreement, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound.

2.2 **Organization**. The Company is incorporated under the laws of the State of Delaware, and is in good standing under such laws.

2.3 **Authorization; Approvals**. All corporate action on the part of the Company, its stockholders and directors necessary for the authorization, execution, delivery and performance of all of the Company's obligations under this Agreement, including, without limitation, the issuance of the Shares to the Investors, have been taken. This Agreement, when executed and delivered by or on behalf of the Company, shall be a duly and validly authorized, executed and legally binding obligation of the Company, legally enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

2.4 **Capitalization**. Immediately prior to the issuance of the Shares to the Investor hereunder, the number of issued and outstanding shares of Common Stock and other securities convertible into or exercisable for Common Stock is as set forth in **Exhibit B** attached hereto.

2.5 **Line of Business**. The Company's business is as described in its Annual Report on Form 10-K dated December 31, 2008 and other subsequently filed SEC Reports (as defined in Section 3.4 herein).

3. **REPRESENTATIONS AND WARRANTIES OF THE INVESTORS**. Each Investor, severally and not jointly, represents and warrants to the Company as follows:

3.1 **No Conflict**. The execution and delivery of this Agreement will not (i) violate any law, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Investor is subject; (ii) if the investor is an entity, violate any provision of the Investor's organizational documents; or (iii) conflict with, result in a breach of, constitute a default under, terminate, modify, or cancel, or require any notice under any agreement, lease, license, instrument, or other arrangement to which the Investor is a party or by which it is bound.

3.2 **Authorization; Approvals**. If the Investor is a corporate body, then all corporate action on its part necessary for the authorization, execution, delivery and performance of all of the Investor's obligations under this Agreement have been taken. This Agreement when executed and delivered by or on behalf of the Investor shall be duly and validly authorized, executed and legally binding obligations of the Investor, legally enforceable against such Investor in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

3.3 **Investor Status**. The Investor has executed a letter directed to the Company indicating that the Investor is not a "U.S. person" as defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933, as amended (the "**Securities Act**"), in the form attached hereto as **Exhibit C**. The Investor understands that the Company is relying on the Investor's representations relating to the Investor's status in order to comply with the securities laws of the United States.

3.4 **SEC Reports**. The Investor has had access to all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act, and the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), including pursuant to Section 13(a) and 15(d) of the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "**SEC Reports**") and has received all other documents requested by the Investor. The Investor has reviewed the SEC Reports and all such other documents and understands the information contained therein.

4. **ACKNOWLEDGMENT OF INVESTMENT RISK**. The Investor understands that the purchase of Shares in the Company involves substantial risk and that the Company is in a high risk industry and that no assurances can be given that the Company will succeed financially. The Investor represents and warrants (i) that the Investor is an experienced investor, able to bear the economic risks of the investment hereunder, and has the expertise to evaluate securities of companies and is knowledgeable in business and financial matters and capable of evaluating the merits and risks of the investment in the Company, and (ii) that the Investor has asked questions and received answers from the Company concerning the Company's management, financial condition and technology and received from the Company any other information about the Company as the Investor has deemed necessary or desirable to perform and conclude the Investor's independent due diligence of the Company and its affairs. Nothing included herein shall in anyway derogate from the representations and warranties provided by the Company or the Investor's right and ability to rely on such representations and warranties.

5. **LEGENDS**. The Investor understands that the certificates evidencing the Shares will bear following restrictive legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS

OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

6. **CONFIDENTIALITY**. Each Investor and the Company has executed a Non-Disclosure and Confidentiality Agreement in the form attached hereto as **Exhibit D**.

7. **MISCELLANEOUS**

7.1 **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflicts or choice of laws. The Parties hereto hereby submit to the jurisdiction of the courts of the State of New York located in New York City or the United States District Court for the Southern District of New York for every dispute, action, claim or proceeding arising from or in connection with this Agreement.

7.2 **Headings**. The headings of the Sections and Subsections of this Agreement are for ease of reference only and are not to be used in construing this Agreement.

7.3 **Relationship Between the Parties**. The Parties shall cooperate in good faith to implement the terms and conditions of this Agreement, as well as in their relationship as stockholders of the Company. At any time and from time to time, each Party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

7.4 **Entire Agreement**. This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, and any previous understanding and/or agreement between the Parties regarding the subject matter of this Agreement are superseded by this Agreement.

7.5 **No Implied Rights**. Nothing herein express or implied, is intended to or shall be construed to confer upon or give to any person, other than the Parties and their respective successors and permitted assigns, any interest, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

7.6 **Amendments**. This Agreement may not be amended, modified, supplemented, discharged, terminated or altered except by a written consent of the Company and after the issuance of the Shares to each of the Investors, by the Company and Investors holding not less than 60% of the Shares. Any amendment, modification, supplementation, discharge, termination or alteration effected in accordance with this Section 7.6 shall be binding upon each Investor and the Company.

7.7 **No Waiver**. No waiver by a Party of any breach of any provision of this Agreement will constitute a waiver of any other breach of that or any other provision of this Agreement.

7.8 **Unenforceable Provision**. In the event that any of the provisions contained in this Agreement are held to be unenforceable, such provisions will be narrowed (or deleted if necessary) to the minimum extent necessary to make them enforceable.

7.9 **Counterparts**. This Agreement may be executed in two or more counterparts and/or by facsimile and/or by email, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10 **Notice**. Any notice under this Agreement shall be in writing and shall be sent to a Party at its address, email address or facsimile number on the signature page of this Agreement or to such other address, email address or facsimile number as such Party may have furnished to the other in writing in accordance herewith, as follows: (i) on the business day delivered, when delivered personally; (ii) seven (7) business days after mailing if mailed by registered or certified mail, return receipt requested (postage prepaid); (iii) on the next business day if sent by a nationally recognized overnight express courier service with all costs prepaid and provided evidence of delivery is available; or (iv) on the business day of a facsimile transmission or email delivery if received on a business day between the hours of 9:00 a.m. and 5:00 p.m., local time, or on the next business day if received after that time, in each case provided that an automatic machine confirmation indicating the time of delivery is generated.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the Parties have signed this Agreement as of the date first hereinabove set forth.

____

CHINACAST EDUCATION CORPORATION

By: ____________________________

Its: ____________________________

Address: Suite 3316, 33/F, One IFC, 1 Harbour View Street, Central, Hong Kong
Facsimile: ______________________
Email: _________________________

[SHARE PURCHASE AGREEMENT, AUGUST 2009, COMPANY SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

Investor

By: ______________________

Name: WU SHAOQING

Its: W 336141X1XV

Address:

No 347, DINGHAI ROAD, YANGPU DISTRICT,

SHANGHAI CITY, CHINA, ZIP 200090

Facsimile: ______________________

Email: WU_SHAO_QING@HOTMAIL.COM

Certificate Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: ______________________

Email: ______________________

Notice Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: ______________________

Email: ______________________

[SHARE PURCHASE AGREEMENT, AUGUST 2009, **INVESTOR** SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

Investor

By: ____________________

Name: SHI MEI SHAN

Its: W 33054070

Address:
ROOM 28-6 Unit 2, No. 12,
TIANCHEN ROAD, SHAPINGBA DISTRICT
CHONGQING CITY, CHINA, ZIP ~~[illegible]~~ 400047

Facsimile: ____________________

Email: MEISHANX@YAHOO.COM.CN

Certificate Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: ____________________

Email: ____________________

Notice Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: ____________________

Email: ____________________

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

____

Investor

By: _______________________

Name: HUANG YUEQING

Its: W 33054093

Address:
Room 10-7, Unit 1, No. 14,
Tianchen Road, Shapiba District
Chongqing city, china, zip ~~[illegible]~~ 400047

Facsimile: _______________________

Email: SWSMHYQ@SOHU.COM

Certificate Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: _______________________

Email: _______________________

Notice Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: _______________________

Email: _______________________

[SHARE PURCHASE AGREEMENT, AUGUST 2009, INVESTOR SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

____

Investor

By: ______________________________

Name: XU HONG

Its: W 3054581

Address:
ROOM 4-2, BUILDING 18, No.9,
JINCHEN ROAD, HECHUAN DISTRICT,
CHONGQING CITY, CHINA, ZIP 401520

Facsimile: ______________________________

Email: ______________________________

Certificate Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: ______________________________

Email: ______________________________

Notice Delivery Instructions (if different than above):

Address:

____

____

____

Facsimile: ______________________________

Email: ______________________________

Exhibit "A"

Investors, Shares and Purchase Price

Investor	Shares	Purchase Price
WU SHAOQING	1,293,769	USD9,900,437.90
SHI MEISHAN	848,436	USD6,492,571.65
HUANG YUEQING	255,360	USD1,954,116.86
XU HONG	185,382	USD1,418,617.22
Total	**2,582,947**	**USD19,765,743.63**

Exhibit "B"

CHINACAST EDUCATION CORPORATION
Capitalization Table Immediately Prior to the Issuance of the Shares to the Investor

Stockholder	Ordinary Stock	Percentage Holdings Fully Diluted(1)
CEDEF & CO	19,629,076	55.40%
DTV NETWORK SYSTEMS INC	2,957,573	8.35%
FIR TREE VALUE MASTER FUND LP	2,653,013	7.49%
SUPER DYNAMIC CONSULTANCY LIMITED	2,255,815	6.37%
CHAN TZE NGON RON	2,021,945	5.71%
RAFFLES NOMINEES PTE LTD	1,490,511	4.21%
YIN JIAN PING	843,306	2.38%
FIR TREE CAPITAL OPPORTUNITY	814,111	2.30%
WATERWORTH PTE LTD	680,789	1.92%
JUSTIN TANG	371,100	1.05%
LIAO ZHEN	267,079	0.75%
CEDEF & CO	215,046	0.61%
WU YAO	149,467	0.42%
ZHANG JINHUA	132,942	0.38%
UOB KAY KIAN PTE LTD	129,167	0.36%
WESTCOMB SECURITIES PTE LTD	108,030	0.30%
SINO FAITH ASSETS LIMITED	100,000	0.28%
MICHAEL J SANTOS	82,198	0.23%
TIME GLOBAL INTERNATIONAL LIMITED	82,156	0.23%
BOSTWICKEN CONSULTANCY LIMITED	70,825	0.20%
XIAOLIN ZHONG	50,000	0.14%
YA-QIN ZHANG	40,000	0.11%
LIM LINA	39,924	0.11%
TEO CHIANG SONG	35,227	0.10%
SHERLEIGH ASSOCIATES INC	32,703	0.09%
PRAESIDIUM PARTNERS QP FUND LP	30,788	0.09%
CIMB-GK SECURITIES PTE LTD	30,530	0.09%
SHERLEIGH ASSOCIATES INC	30,290	0.09%
UNITED OVERSEAS BANK NOMINEES	16,486	0.05%
CAPELA OVERSEAS LTD	14,394	0.04%
TANG HAIRONG	14,091	0.04%
KEW LI LIN	14,091	0.04%
NEO LEE CHING	9,394	0.03%
UOB KAY HIAN PTE LTD	9,394	0.03%
TEO CHIANG WEE	9,394	0.03%
PRAESIDIUM PARTNERS FUND LP	8,833	0.02%
Total	35,439,688	100%

(1) percentage are approximate due to rounding

Exhibit "C"

For Non-US Investors

Today: September 18, 2009

To

ChinaCast Education Corporation

Dear Sirs,

The undersigned (the "**Investor**"), having committed under a Share Purchase Agreement dated as of September 18, 2009 (the "**Agreement**") to invest in ChinaCast Education Corporation, a Delaware corporation ("**the Company**") the sum of $7.65 in consideration of issuance of 1,293,769 shares of Common Stock of the Company, $0.0001 par value per share, hereby represents and warrants as follows:

1. The Investor is not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933 (the "**Securities Act**"), meaning that the Investor is not (i) a natural person resident in the United States, (ii) a partnership or corporation organized or incorporated under the laws of the United States, (iii) an estate of which any executor or administrator is a U.S. person, (iv) a trust of which any trustee is a U.S. person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, or (viii) a partnership or corporation organized or incorporated under the laws of a jurisdiction outside the United States but formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.

2. The Investor is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3. The Investor will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption

from registration under the Securities Act. Specifically, such Shareholder will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Effective Date and ending on the date that is six months thereafter, except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4. The Investor did not receive an offer to purchase the Shares from the Company or any of its representatives at any time when the Investor was physically present in the United States, and the Investor has executed the Agreement outside of the United States.

[SIGNATURE PAGE FOLLOWS]

Investor

By: ______________________

Name: WU SHAOQING

Its: W 33614144

Address:
NO 217, DINGHAI ROAD, YANGPU DISTRICT,
SHANGHI CITY, CHINA, ZIP 200090

Exhibit "C"

For Non-US Investors

Today: September 18, 2009

To
ChinaCast Education Corporation

Dear Sirs,

The undersigned (the "**Investor**"), having committed under a Share Purchase Agreement dated as of September 18, 2009 (the "**Agreement**") to invest in ChinaCast Education Corporation, a Delaware corporation ("**the Company**") the sum of $7.6524 in consideration of issuance of 848,436 shares of Common Stock of the Company, $0.0001 par value per share, hereby represents and warrants as follows:

1. The Investor is not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933 (the "**Securities Act**"), meaning that the Investor is not (i) a natural person resident in the United States, (ii) a partnership or corporation organized or incorporated under the laws of the United States, (iii) an estate of which any executor or administrator is a U.S. person, (iv) a trust of which any trustee is a U.S. person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, or (viii) a partnership or corporation organized or incorporated under the laws of a jurisdiction outside the United States but formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.

2. The Investor is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3. The Investor will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Effective Date and ending on the date that is six months thereafter, except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4. The Investor did not receive an offer to purchase the Shares from the Company

or any of its representatives at any time when the Investor was physically present in the United States, and the Investor has executed the Agreement outside of the United States.

[SIGNATURE PAGE FOLLOWS]

Investor

By: ______________________

Name: SHI MEI SHAN

Its: W 31054070

Address:
ROOM 28-6, UNIT 2, NO.12,
TIANCHEN ROAD, SHAPINGBA DISTRICT
CHONGQING CITY, CHINA, zip ~~[illegible]~~ 400047

Exhibit "C"

For Non-US Investors

Today: September 18, 2009

To
ChinaCast Education Corporation

Dear Sirs,

The undersigned (the "**Investor**"), having committed under a Share Purchase Agreement dated as of September 18, 2009 (the "**Agreement**") to invest in ChinaCast Education Corporation, a Delaware corporation ("**the Company**") the sum of $7.6524 in consideration of issuance of 255,360 shares of Common Stock of the Company, $0.0001 par value per share, hereby represents and warrants as follows:

1. The Investor is not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933 (the "**Securities Act**"), meaning that the Investor is not (i) a natural person resident in the United States, (ii) a partnership or corporation organized or incorporated under the laws of the United States, (iii) an estate of which any executor or administrator is a U.S. person, (iv) a trust of which any trustee is a U.S. person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, or (viii) a partnership or corporation organized or incorporated under the laws of a jurisdiction outside the United States but formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.

2. The Investor is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3. The Investor will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Effective Date and ending on the date that is six months thereafter, except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4. The Investor did not receive an offer to purchase the Shares from the Company

or any of its representatives at any time when the Investor was physically present in the United States, and the Investor has executed the Agreement outside of the United States.

[signature]

Investor

By: ____________________

Name: HUANG YUEQING

Its: W 33054093

Address:

Room 10-7, Unit 1, No. 12,
TIANCHEN Road, Shapingba District,
ChongQing City, China, Zip ~~[illegible]~~ 400047 [signature]

Exhibit "C"

For Non-US Investors

Today: September 18, 2009

To
ChinaCast Education Corporation

Dear Sirs,

The undersigned (the "**Investor**"), having committed under a Share Purchase Agreement dated as of September 18, 2009 (the "**Agreement**") to invest in ChinaCast Education Corporation, a Delaware corporation ("**the Company**") the sum of $7.6524 in consideration of issuance of 185,382 shares of Common Stock of the Company, $0.0001 par value per share, hereby represents and warrants as follows:

1. The Investor is not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933 (the "**Securities Act**"), meaning that the Investor is not (i) a natural person resident in the United States, (ii) a partnership or corporation organized or incorporated under the laws of the United States, (iii) an estate of which any executor or administrator is a U.S. person, (iv) a trust of which any trustee is a U.S. person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, or (viii) a partnership or corporation organized or incorporated under the laws of a jurisdiction outside the United States but formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.

2. The Investor is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3. The Investor will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Effective Date and ending on the date that is six months thereafter, except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4. The Investor did not receive an offer to purchase the Shares from the Company

or any of its representatives at any time when the Investor was physically present in the United States, and the Investor has executed the Agreement outside of the United States.

[SIGNATURE PAGE FOLLOWS]

Investor

By: ______________________

Name: XU HONG

Its: W 33054581

Address:
ROOM 402, BUILDING 18, NO 9,
JINCHEN ROAD, HE CHUAN DISTRICT,
CHONGQING CITY, CHINA, ZIP 401520